SUPPLEMENT TO THE PROSPECTUSES

OF

EVERGREEN BALANCED FUNDS

EVERGREEN BLEND EQUITY FUNDS

EVERGREEN DOMESTIC GROWTH EQUITY FUNDS

EVERGREEN DOMESTIC VALUE EQUITY FUNDS

EVERGREEN GLOBAL AND INTERNATIONAL FUNDS

EVERGREEN INTERMEDIATE AND LONG TERM BOND FUNDS

EVERGREEN MONEY MARKET FUNDS

EVERGREEN NATIONAL MUNICIPAL BOND FUNDS

EVERGREEN SECTOR FUNDS

EVERGREEN SHORT AND INTERMEDIATE TERM BOND FUNDS

EVERGREEN SOUTHERN STATE MUNICIPAL BOND FUNDS

EVERGREEN STATE MUNICIPAL BOND FUNDS

(each, a “Fund,” together, the “Funds”)

Effective after the close of business on June 30, 2009, Class B shares of the Funds will be closed to new accounts and additional purchases by existing shareholders.  After the close of business on June 30, 2009, existing shareholders of Class B shares may continue to exchange their Class B shares for Class B shares of other Evergreen Funds subject to the limitations described in each Fund’s prospectus. Existing Class B shareholders of the Fund may also continue to add to their accounts through dividend reinvestment.  All other Class B share features and attributes, including, but not limited to, the 12b-1 fee, contingent deferred sales charge and conversion after a number of years to Class A shares, remain unchanged. Shareholders of the Funds may continue to redeem Fund shares in the manner described in the Fund’s prospectus.

Each Fund reserves the right to make additional exceptions or otherwise to modify the foregoing policies at any time and to reject any investment for any reason.

April 23, 2009	584303 (4/09)